File:  563-1686

                             D E E D  O F  L E A S E

                                    BETWEEN

                              2938201 CANADA INC.

                                 "The Landlord"

                                      AND

                                SPORT MASKA INC.

                                  "The Tenant"
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                         T A B L E  O F  C O N T E N T S

Article                                                                     Page
-------                                                                     ----

1.  DESCRIPTION AND LEASE OF PREMISES ......................................   1

2.  TERM OF LEASE ..........................................................   2

3.  DATE OF OCCUPANCY ......................................................   2

4.  USE OF PROPERTY ........................................................   2

5.  NET NET RENTAL .........................................................   2

6.  ADDITIONAL RENTAL ......................................................   4

7.  NET NET LEASE ..........................................................   4

8.  PAYMENT OF TAXES, ASSESSMENTS, ETC .....................................   5

9.  UTILITIES AND EQUIPMENT ................................................   8

10. SUBLETTING AND ASSIGNMENT ..............................................   8

11. EXPROPRIATION ..........................................................  10

12. INSPECTION AND REPAIR ..................................................  10

13. OBSTRUCTIONS ...........................................................  11

14. EXPIRATION OF LEASE ....................................................  11

15. PLATE GLASS AND DOOR SIGNS .............................................  12

16. WAIVER .................................................................  12

17. COMPLIANCE WITH LAWS AND REGULATIONS ...................................  12

18. FAILURE OF TENANT TO PERFORM ...........................................  13

19. DEFAULT ................................................................  13

20. BANKRUPTCY AND INSOLVENCY ..............................................  14

21. MAINTENANCE AND REPAIRS ................................................  14

22. IMPROVEMENTS AND ALTERATIONS ...........................................  15

23. MOVEABLE HYPOTHEC [ILLEGIBLE] ..........................................  16

24. DAMAGE AND DESTRUCTION .................................................  17

25. INSURANCE REQUIREMENTS .................................................  18

26. CANCELLATION OF INSURANCE ..............................................  20

27. ASSIGNMENT BY LANDLORD .................................................  21

28. ATTORNEY ...............................................................  21

29. INDEMNIFICATION ........................................................  22

30. CONDITION OF PREMISES ..................................................  23

31. INTENTIONALLY DELETED ..................................................  24

32. [ILLEGIBLE]

33. [ILLEGIBLE]
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                                                                        I.C.N.N.
                                                               Table of Contents
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34. HEATING ................................................................  24

35. SIGNS & IDENTIFICATION .................................................  24

36. RIGHT OF ENTRY .........................................................  25

37. DISTURBANCE ............................................................  26

38. NOTICE AND DEMANDS .....................................................  26

39. RULES AND REGULATIONS ..................................................  26

40. LANDLORD'S WORK ........................................................  27

41. EXTRA WORK .............................................................  27

42. COST OF PREPARATION, REGISTRATION AND RADIATION ........................  28

43. WASTE OR GARBAGE .......................................................  28

44. ODOURS, DUST OR NOISE ..................................................  29

45. MANAGEMENT OF PROPERTY .................................................  29

46. CUMULATIVE REMEDIES ....................................................  29

47. ACCORD AND SATISFACTION ................................................  30

48. WAIVER OF COMPENSATION .................................................  30

49. EXTENSIONS .............................................................  30

50. WINDOW COVERINGS .......................................................  31

51. ACCESS .................................................................  31

52. FLOOR LOADING ..........................................................  31

53. PARKING ................................................................  32

54. WAIVER OF RESPONSIBILITY ...............................................  32

55. INTENTIONALLY DELETED ..................................................  32

56. BROKERAGE COMMISSION ...................................................  33

57. CERTIFICATE OF INCORPORATION ...........................................  33

58. SUCCESSORS AND ASSIGNS .................................................  33

59. DESCRIPTIVE HEADINGS ...................................................  33

60. INTERPRETATION .........................................................  33

61. ENTIRE AGREEMENT .......................................................  33

62. LANGUAGE ...............................................................  34

                                 DEED OF LEASE

BETWEEN: 2938201 CANADA INC., a body politic and corporate, duly incorporated, having its head office and principal place of business in Montreal, Quebec herein acting and represented by Michael Zunenshine its duly authorized representative, (hereinafter the "Landlord")

                                                         PARTY OF THE FIRST PART

AND: SPORT MASKA INC., a body politic and corporate, duly incorporated, having an office and place of business in the District of Montreal, Province of Quebec, herein acting through and represented by Russell J. David, hereunto duly authorized as he declares (hereinafter referred to as the "Tenant");

                                                        PARTY OF THE SECOND PART

1.    DESCRIPTION AND LEASE OF PREMISES

      Landlord, in consideration of the rents, covenants and agreements hereinafter contained on the part of the Tenant to be paid, kept and performed, hereby leases to Tenant and Tenant does hereby hire and take from Landlord that certain one hundred and eighty thousand (180,000) square feet measured in accordance with Schedule "D" attached hereto and initialled by the parties for identification to form an integral part of this lease, being the building (hereinafter referred to as the "Leased Premises") bearing civic number 6375 Picard Street, St. Hyacinthe, Quebec, which building is erected upon that certain parcel of land more specifically described as comprising subdivision One of Lot One Thousand Two Hundred (1200-1), subdivision Two of Lot One Thousand Two Hundred and One (1200-2), subdivision Six of Lot One Thousand Two Hundred and Two (1202-6), subdivision Nine of Lot One Thousand Two Hundred and Fourteen (1214-9), subdivision Five of Lot One Thousand Two Hundred and Fifteen (1215-5) and subdivision Five of Lot One Thousand Two Hundred and Sixteen (1216-5) of the Official Plan and Book of Reference of the Parish of St. Hyacinthe, the said building and land hereinafter referred to as the "Property".
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2.    TERM OF LEASE

      The term of this lease shall commence on the 11 day of April 1997 (hereinafter referred to as the "Commencement Date") and shall terminate on the last day of January 2005 (hereinafter referred to as the "Termination Date") (hereinafter referred to as the "Term") unless sooner terminated under the provisions hereof.

3.    DATE OF OCCUPANCY

      Tenant shall be allowed to occupy the Leased Premises on April 11, 1997 (hereinafter referred to as the "Date of Occupancy").

4.    USE OF PROPERTY

      The Tenant covenants that the Leased Premises shall be used solely for offices, warehousing, manufacturing and distribution and for other purpose.

5.    NET NET RENTAL

      From May 1, 1997 until January 31, 2000 the Tenant covenants and agrees to pay to the Landlord during the said period, in lawful money of Canada without deduction,
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abatement or set-off, the annual sum of eight hundred thirty-one thousand six hundred dollars ($831,600.00) calculated on the basis of four dollars and sixty-two cents ($4.62) per square foot per annum, payable in equal, consecutive monthly instalments of sixty-nine thousand three hundred dollars ($69,300.00) each, in advance of the first day of each month during the said period (hereinafter referred to as the "Minimum Net Net Rental").

      For the last five (5) years of the Term of the Lease, the Tenant covenants and agrees to pay to the Landlord during the said period, in lawful money of Canada without deduction, abatement or set-off, the annual sum of nine hundred ninety-seven thousand two hundred dollars ($997,200.00) calculated on the basis of five dollars and fifty-four cents ($5.54) per square foot per annum, payable in equal, consecutive monthly instalments of eighty-three thousand one hundred dollars ($83,100.00) each, in advance of the first day of each month during the said period (hereinafter referred to as the "Minimum Net Net Rental").

      The Minimum Net Net Rental as herein provided shall be paid to the Landlord and/or its nominee at the Head Office of the Landlord in the City of St. Laurent, at 6500 Trans Canada Highway, #210, in the Province of Quebec, or at such other place in Canada as shall be designated by the Landlord in writing to the Tenant.

      In the event that the Commencement Date is on a day other than the first day of a calendar month, then the Tenant will pay on the Commencement Date a part of the Minimum Net Net Rental as prorated on a per diem basis from the Commencement Date to the end of the month in which the Commencement Date occurs, based upon a period of three hundred and sixty-five (365) days.

      Should the Tenant continue to occupy the Leased Premises after the expiry of the Term without a written agreement there shall be no tacit renewal and the Tenant shall pay the Landlord per diem Minimum Net Net Rental, Additional Rental and its [ILLEGIBLE]
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                                                                        I.C.N.N.
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to the Landlord against Tenant. However, the Tenant is not to have the right to such occupancy beyond the expiry of the Term.

6.    ADDITIONAL RENT

      In this lease, unless there is something in the context inconsistent herewith, the parties agree that "Additional Rental" means any and all amounts due or becoming payable to the Landlord pursuant to this lease other than the Minimum Net Net Rental, whether such amounts are specifically referred to as Additional Rent or not.

      It is agreed and understood that such amounts whether specifically referred to as Additional Rent or not, shall be payable on the first day of the month immediately following the date the said amount is claimed, or such other date that Landlord designates.

7.    NET NET LEASE

      It is the intention of the parties that the Minimum Net Net Rental set out in the article of this lease entitled "Net Net Rental" shall be net net to the Landlord and that the Tenant shall pay for its own account, to the complete exoneration of the Landlord, all costs and expenses affecting the Leased Premises by the business carried on therein, and all Property taxes and costs as hereinafter defined, other than those taxes, costs and expenses otherwise payable by Landlord pursuant to this lease and other than any interest or amortization charges of Landlord in respect of mortgages, hypothecs, or other security and other than any capital gain or income tax due by Landlord, save and except that Tenant shall be responsible for any business transfer tax, goods and services tax or any other tax on rental income that nay be levied by any government or other applicable taxing authority against the Landlord whatever name such tax may have and whether such tax is in force at the date hereof or whether it is adopted subsequently.
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8.    PAYMENT OF TAXES, ASSESSMENTS, ETC.

      The Tenant shall pay without duplication as Additional rental in each lease year all Property taxes and costs, which include without limitation:

      (i) The total cost if insuring the Property (including such insurance as the Landlord shall effect or shall be required to effect by any secured creditor) against fire and any other perils which presently are or hereafter may be from time to time embraced by or defined in a standard fire insurance policy with extensive coverage, comprehensive general liability insurance, boiler and pressure vessel insurance, business interruption and/or loss of rentals insurance and such other insurance as the Landlord, acting reasonably may deem necessary or advisable.

      (ii) The cost of cleaning, sweeping, snow removal, gardening and landscaping, maintaining and operating the Property.

      (iii) The cost of policing and supervising and seeing to the security of the Property, including policing and supervising traffic to and from the Property.

      (iv) The cost of repairs and replacements to (including major repairs and replacements, except for those caused by latent defects) and maintenance of the building and improvements of the Property and their appurtenances and equipment including the common areas and facilities.

      (v) Remuneration, including contributions toward usual fringe benefits, unemployment insurance and similar contributions, of employees engaged in maintaining, operating and supervising the Property.


      (vi) The Taxes on Capital as defined hereafter.
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            Capital Tax means: For the purpose of this lease, "Capital Tax"
      means the capital or large corporation tax laibility of the Landlord for each of the Landlord's fiscal years during the Term or any renewal thereof as per the Landlord's tax returns multiplied by the proportion that the net book value of the Property is of the net book value of the total assets of the Landlord, as determined in accordance with the Landlord's audited financial statements, but excluding those assets in respect of which Landlord is entitled to a deduction in the calculation of its capital tax liability toward the tax authorities.

      (vii) All Urban Community, municipal, school and special taxes (hereinafter collectively referred to as the "Real Estate Taxes"), for the Property on which the Leased Premises are situated and any other taxes assessed against the building and/or land during the Term of the lease. Should the mode of collecting business taxes, water taxes or other assessments be such that the Landlord shall be required to pay for same, or if the system of Real Estate Taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the building and/or the land and/or the revenues therefrom and/or the Landlord in substitution for and/or in addition to Real Estate Taxes presently levied or imposed on immoveables in the City or Urban Community in which the Property is situated, then any such new tax or levy shall be included within the definition of Real Estate Taxes as contained in this section and the provisions of this section shall apply mutatis mutandis.

            In the event that there are separate assessments and tax bills for the Leased Premises (including but not limited to all licence fees, charges, rates assessed against the Leased Premises and/or all equipment and [ILLEGIBLE]
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                                                                        I.C.N.N.
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      Premises by the Tenant), the Tenant shall pay as Additional Rental to the
      Landlord or to the taxing authority, if the Landlord so directs, and discharge in each lease year during the Term and within the times provided for by the taxing authority all taxes so levied, the Tenant shall provide the Landlord within ten (10) days after receipt with a copy of any separate tax bills and assessments for the leased Premises and shall promptly deliver to the Landlord receipts evidencing the payment of such taxes.

      (viii) Administrative costs equal to 15% of all taxes, costs and expenses incurred by the Landlord including but not limited to all of the costs and expenses enumerated in all the subparagraphs (i) to (vii) inclusively of the present article.

            The amount payable by the Tenant under the provisions of this section shall be estimated by the Landlord in advance for each calendar year; the Tenant agrees to pay to the Landlord such amount in equal, monthly instalments in advance, during such period together with the Minimum Net Net Rental provided for in the article of this lease entitled "Net Net Rental"; at the end of the period for which such estimated payments have been made, the Landlord shall send the Tenant a certified financial statement showing the actual amount required to be paid under the provisions of this Article; overpayment or underpayment shall be adjusted within thirty (30) days after the delivery of the Landlord's statement.

      Should the first year of the Term not commence on the first day of January, or should the last year of the Term not terminate on the thirty-first day of December, then, prior to the commencement of the Term, or of the last year of the Term, as the case may be, or as soon thereafter as is reasonably possible, the Landlord shall furnish to the Tenant an estimate of the charges for the part of the year in question and the Tenant shall pay to the Landlord on the first day of each month in advance during the part of the year in question forming part of the Term, Additional Rental equal to the estimated charges divided by the number of months during the part of the year in question.
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9.    UTILITIES AND EQUIPMENT

      The Tenant shall pay for its electricity (including without limitation any electricity used for heating and/or air conditioning the Leased Premises), for the cost of operating, repairing, maintaining, replacing and inspecting the machinery and other facilities required for the heating, ventilating and air conditioning of the Leased Premises and facilities and gas, water, sewer and electric utility costs relating to same, telephone and all public utilities with respect to the Leased Premises.

      Throughout the Term of the lease, the Tenant shall engage a qualified air conditioning maintenance contractor to maintain and repair the heating, ventilating and air conditioning system. The Tenant, shall, within thirty (30) days of signing these presents, provide the Landlord with a copy of a duly executed heating, ventilating and air conditioning maintenance and repair contract, as well as all renewals of the said contract.

10.   SUBLETTING AND ASSIGNMENT

      Tenant shall not be entitled to assign, transfer, or encumber this lease, or any part thereof, or any of Tenant's title or interest therein or thereto or sublet the whole or any part of the Leased Premises or permit the Leased Premises or any part thereto to be used by another without conforming to the terms herein contained, and in any event without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

      Landlord's refusal of consent shall be deemed reasonable (without in any way restricting Landlord's right to refuse its consent on other reasonable grounds) under the following circumstances:
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                                                                        I.C.N.N.
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      The consent of Landlord to any such assignment, transfer, encumbrance, subletting and/or use shall not constitute a waiver of this Article and shall not be deemed to permit any further assignment, transfer, encumbrance, subletting or use by another. Notwithstanding any such assignment, transfer, encumbrance, subletting and/or use, Tenant shall remain jointly and severally without benefit of division or discussion, responsible for the performance of all the terms and conditions of the present lease for the residue of the Term and any renewal thereof.

      If the Tenant wishes to so sublet or assign, it must submit to the Landlord a copy of the offer to sublet or assign, together with a request for consent of the Landlord.

      Should the net rent per square foot to be paid by a subtenant or assignee, whether in cash, goods, services or other consideration, exceed the Minimum Net Net Rental per square foot payable hereunder, the Tenant shall pay to Landlord monthly the amount of, or an amount equivalent to such excess.

      The Tenant may sublet the Leased Premises or assign the lease to a parent, subsidiary or affiliate company without seeking the consent of the Landlord provided, however, that such subtenant or assignee shall remain bound jointly and severally with the Tenant for all the terms and covenants of this lease for the residue of the Term and any renewal thereof, and provided further that
Tenant shall notify Landlord in writing prior to such sublet or assignment.
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                                                                        I.C.N.N.
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Landlord or its attorneys and all reasonable legal costs with respect thereto shall be paid by the Tenant to the Landlord forthwith upon demand as Additional Rental.

11.   EXPROPRIATION

      If the whole or any part of the building shall be condemned, expropriated or taken in any manner for any public or quasi-public use or purpose, Landlord or Tenant may terminate this lease by giving notice in writing to the other that the Term hereof shall expire upon the day when possession is required for such purpose and in the event of such expiration Landlord and Tenant shall have no liability to each other of any nature.

12.   INSPECTION AND REPAIR

      Landlord and its agent shall have the right at all reasonable hours during the Tern of this lease to enter the Leased Premises to examine the condition thereof and to ascertain whether Tenant is performing its obligations hereunder, and Tenant shall make any repairs which Tenant is obliged to make pursuant to the terms of this lease. If Tenant fails to make any such repairs within thirty
(30) days after written notice from Landlord requesting Tenant to do so, provided that such repairs may reasonably be made within the said period, Landlord may, without prejudice to any other rights or remedies it may have, make such repairs and charge the reasonable cost thereof to Tenant. Nothing in this lease shall be construed to obligate or require Landlord to make any repairs for which the Tenant is responsible hereunder, but Landlord shall have the right at any time to make emergency repairs without prior notice to Tenant and charge the reasonable cost thereof to Tenant. Any costs chargeable to Tenant hereunder shall be payable forthwith on written demand as Additional Rental and if not paid within thirty (30) days shall bear interest at the prime lending rate as determined by the Royal Bank of Canada on a daily basis plus four percent (4%) from the date of such written demand until paid.
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Landlord or its attorneys and all reasonable legal costs with respect thereto shall be paid by the Tenant to the Landlord forthwith upon demand as Additional Rental.

11.   EXPROPRIATION

      If the whole or any part of the building shall be condemned, expropriated or taken in any manner for any public or quasi-public use or purpose, Landlord or Tenant may terminate this lease by giving notice in writing to the other that the Term hereof shall expire upon the day when possession is required for such purpose and in the event of such expiration Landlord and Tenant shall have no liability to each other of any nature.

12.   INSPECTION AND REPAIR

      Landlord and its agent shall have the right at all reasonable hours during the Term of this lease to enter the Leased Premises to examine the condition thereof and to ascertain whether Tenant is performing its obligations hereunder, and Tenant shall make any repairs which Tenant is obliged to make pursuant to the terms of this lease. If Tenant fails to make any such repairs within thirty
(30) days after written notice from Landlord requesting Tenant to do so, provided that such repairs may reasonably be made within the said period, Landlord may, without prejudice to any other rights or remedies it may have, make such repairs and charge the reasonable cost thereof to Tenant. Nothing in this lease shall be construed to obligate or require Landlord to make any repairs for which the Tenant is responsible hereunder, but Landlord shall have the right at any time to make emergency repairs without prior notice to Tenant and charge the reasonable cost thereof to Tenant. Any costs chargeable to Tenant hereunder shall be payable forthwith on written demand as Additional Rental and if not paid within thirty (30) days shall bear interest at the rate of eighteen percent (18%) per annum from the date of such written demand. Moreover, Landlord may, but shall not be obliged, to make any repairs of an urgent nature without prior notice to Tenant, provided that the Landlord advises the Tenant thereof as soon as is reasonably possible, but for the
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                                                                        I.C.N.N.
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Tenant.

13.   INTENTIONALLY DELETED

14.   EXPIRATION OF LEASE

      The Tenant shall, at the expiration or sooner termination of the Term of this lease, peaceably surrender with all additions, alterations, changes or erections which at any time during the Term hereof shall be made therein or thereon whether by Landlord or Tenant, in good repair and condition, subject to reasonable wear and tear only the whole without any compensation whatsoever being allowed to the Tenant for same, said alterations or installations then becoming Landlord's sole and absolute property. Any and all damages caused to the building shall be repaired to meet the original quality of the damaged materials.

      Notwithstanding the foregoing, the Tenant shall at the termination of the lease or sooner termination thereof pursuant to the terms and conditions of the lease remove its movable effects and/or articles belonging to or brought upon the Leased Premises by Tenant and the Tenant shall repair any damages caused by such removal, similarly at such time. Any fixtures and any movable effects or articles which are affixed on the Leased Premises in any manner whatsoever shall become Landlord's sole and absolute property.

      Notwithstanding the foregoing, Tenant shall, upon [ILLEGIBLE]
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this lease, Landlord shall have the right, at Tenant's expense, to repair any damages caused to the Leased Premises and not repaired by Tenant, the whole subject to reasonable wear and tear. Furthermore, Landlord shall have the right at Tenant's expense to remove any signage that Tenant may have left on the building and to repair any damages caused by such removal to restore the building to its original condition, the whole without any compensation whatsoever being allowed to the Tenant for same.

15.   PLATE GLASS AND DOOR SIGNS

      Any breakage of glass or plate glass in or about the Leased Premises and any damage to signs on Tenant's doors, except breakage or damage caused by the negligence of the Landlord or of its employees, servants or agents, shall be charged to and payable by the Tenant.

16.   WAIVER

      The failure of the Landlord or Tenant to insist upon a strict performance of any of the agreements, terms, covenants and conditions hereof shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.

17.   COMPLIANCE WITH LAWS AND REGULATIONS

     The Tenant shall, at its own expense, promptly comply with the requirements of every applicable statute, law and ordinance and with every applicable lawful regulation or order with respect to the removal of any encroachment placed by the Tenant, or to the condition, equipment, maintenance, or use of occupation of the Leased Premises, including the making of any alteration addition in or to any structure upon, connected with or appurtenant to the Leased Premises, whether or not such alteration be structural or be required on account of any particular use of which the Leased Premises or part thereof may be put and whether or not such requirement, regulation or order be of a kind now existing or within the [ILLEGIBLE]
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Fire Underwriters' Association, or any body having similar functions or of any liability or fire insurance company by which the Landlord and/or the Tenant may be insured.

18.   FAILURE OF TENANT TO PERFORM

      If the Tenant fails to pay any taxes, rates, insurance premiums or charges which it has herein covenanted to pay, the Landlord may pay the same and shall be entitled to charge the sums so paid to the Tenant who shall pay them forthwith on demand, as Additional Rental and the Landlord, in addition to any other rights, shall have the same remedies and may take the same steps for all such sums as it might take for the recovery of rent. Such amounts so paid by the Landlord and any payments of Minimum Net Net Rental and/or Additional Rental when not paid on any due date as provided for herein shall bear interest at the prime lending rate as determined by the Royal Bank of Canada on a daily basis plus four percent (4%) per annum from the time such arrears become due until paid to the Landlord.

19.   DEFAULT

      The following shall be considered defaults under the terms of this lease:

      (a) In the event that Tenant shall be in default under any provision of this lease providing for the payment of Minimum Net Net Rental or Additional Rental or of any other amounts required to be paid by the Tenant to the Landlord under this lease which amounts shall be deemed and treated as rent and payable and recoverable as rent, which is not cured within ten (10) days of Tenant's receipt of notice of such default;

      (b) In the event Tenant abandons or attempts to abandon the Leased Premises before the expiry of the present lease, whether with the knowledge of Landlord or not, or in the event the Leased Premises are used by any person, firm or corporation other than those that are entitled to use them hereunder; or any execution be issued pursuant to a judgement rendered against Tenant or pursuant to this lease, or if an agent acting under a Trust Deed or Hypothec takes possession of the Tenant's inventory assets, etc.. or [ILLEGIBLE]
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of its obligations contained in this lease (other than a default in a) and b)
stipulated above) and such default shall continue for fifteen (15) days after written notice specifying such default shall have been given by Landlord to Tenant, unless Tenant shall commence to cure the default with reasonable diligence, in which case Tenant shall upon written request to Landlord be entitled to such reasonable extension of time to enable such default to be remedied.

      In the event of any default under the terms of this lease, on the part of the Tenant, Landlord shall have the right, at its option and absolute discretion, to terminate this lease and in addition, Landlord, may, upon fifteen
(15) days notice forthwith enter upon and take possession of the Leased Premises and/or remove the Tenant's effects therefrom, any statute or law to the contrary notwithstanding the whole without prejudice to and under reserve of, all other rights and recourses of Landlord to claim any and all losses and damages sustained by the Landlord by reason of or arising from and default of the Tenant,*

* including without limitation the expenses of reletting the Leased Premises (including the cost of any repairs, decorating, alterations or improvements necessitated thereby as well as reasonable attorney fees which shall not exceed fifteen percent (15%) of the amount granted by judgement.

20.   BANKRUPTCY AND INSOLVENCY

      In the event that Tenant shall be adjudicated bankrupt or make general assignment for the benefit of creditors, or take, the benefit of any insolvency or bankruptcy act, or if a receiver or trustee be appointed for the property of the Tenant, or any part thereof, the present lease shall automatically terminate on the occurrence of any of the aforesaid events without further notice or delay, and Landlord shall be entitled to recover all arrears of Minimum Net Net Rental and Additional Rental as well as six (6) months of future Minimum Net Net Rental and Additional Rental or such other accelerated amount that the law may at any time provide.

21.   MAINTENANCE AND REPAIRS

      Notwithstanding the provisions of Articles 1604, 1605, and 1627 of the Civil Code of Lower Canada, the Tenant, at its own expense shall operate, maintain and keep the Leased [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 15


all needed repairs and replacements to the Leased Premises (save and except for repairs caused by latent defects) which a careful owner would make, including without limitations, the water, gas, drain and sewer connections, pipes and mains, electrical wiring, water closets, sinks and accessories thereof, and all equipment belonging to or connected with the Leased Premises or used in its operation.

22.   IMPROVEMENTS AND ALTERATIONS

      The Tenant shall have the right to make at its own expense, with the prior written consent of the Landlord, which consent shall not be unreasonably withheld, additions, alterations and changes in the Leased Premises provided, however, that no structural alterations and no construction of new or additional buildings or structures shall be commenced except with the prior written consent of Landlord and except on compliance with the following conditions (such structural alterations and construction of new or additional buildings or structures being hereinafter referred to as the "work").

      (i) Tenant shall furnish to Landlord plans and specifications showing in reasonably complete detail the work proposed to be carried out and the estimated cost thereof and Landlord shall approve or reject such plans and specifications within thirty (30) days after receipt of the same. If such plans and specifications are approved, all work shall be carried out in compliance with the same;

      (ii) The value of the Leased Premises shall not, as a result of any work proposed to be carried on by Tenant, be less than the value of the Leased Premises before the commencement of such work and Landlord shall be the sole judge of such value;

      (iii) All work shall be carried out with reasonable dispatch and in a good workmanlike manner and in compliance with all applicable permits, authorizations, building and zoning by-laws and with all regulations and [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 16


      (iv) The Leased Premises shall at all times be free of all conditional bills of sale, pledges, registered privileges, workmen's and suppliers liens and other similar liens and charges;

      (v) If the cost of any work shall be in excess of five thousand dollars ($5,000.00) as reasonably estimated by Landlord, Landlord may require Tenant to furnish security reasonably satisfactory to Landlord guaranteeing the completion of the work and the payment of the cost thereof free and clear of all conditional bills of sale, pledges, privileges, workmen's and suppliers' liens and other similar liens and charges;

      (vi) Tenant shall maintain Workmen's Compensation insurance covering all persons employed in connection with the work and shall produce evidence of such insurance to Landlord and shall also maintain such general liability insurance for the protection of Landlord and Tenant as Landlord may reasonably require;

      (vii) all work, then completed, shall be comprised in, and form part of, the Leased Premises and shall be subject to all the provisions of this lease and Tenant shall not have any right to claim compensation therefor and the same shall not be removed by Tenant on termination of this lease.

      Landlord may, at its sole option and discretion submit a bid for the performance of the Work approved by Landlord. If Tenant does not select Landlord's bid, Tenant shall be obliged to pay to Landlord all of Landlord's costs, overhead, administration in the review and approval of such work, as well as, all costs associated with architectural or engineering consultants, preparation or amendment of plans, the whole subject to an upper maximum cap equivalent to ten percent (10%) of the value of the Work and subject to a minimum charge of two thousand dollars ($2,000.00).

23.   MOVEABLE HYPOTHEC

      In order to guarantee the full and proper performance of all of the obligations to be performed by Tenant under this Lease, Tenant hereby undertakes to execute in favour of Landlord simultaneously with these presents, a deed of moveable hypothec, subject to the treatment set forth in the Landlord Agreements or any other agreement entered into in connection with a subsequent financing, which said hypothec shall rank ahead of all other hypothecs or rights of any nature of any and all other creditors, on the universality of the moveable property of Tenant, present or future, corporeal or non-corporeal, situated in or near the Leased Premises in the Building, or with respect to the [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 17


24.   DAMAGE AND DESTRUCTION

      In the event that the Leased Premises shall be destroyed or damaged by fire or other casualty, insurable under fire and all risks insurance coverage, then:

      (i) If the damage or destruction is such that the Leased Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them, and if in either event the damage, in the further opinion of Landlord (which shall be given by written notice to Tenant within thirty (30) days of the happening of such damage or destruction) cannot be repaired with reasonable diligence within seventy-five (75) days from the happening of such damage or destruction, either Landlord or Tenant may within five (5) days next succeeding the giving of Landlord's opinion as aforesaid, terminate this lease by giving to the other notice in writing of such termination, in which event the Term of this lease shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which Tenant is liable under the terms of this lease shall be apportioned and paid in full to the date of such destruction or damage. In the event that neither Landlord nor Tenant so terminates this lease, rent and all other payments for which Tenant is liable hereunder shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling Tenant to use and occupy the Leased Premises;

      (ii) if the damage be such that the Leased Premises are wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy them but if in either event the damage, in the opinion of Landlord (which shall be given to Tenant within thirty (30) days from the happening of such damage) can be repaired with reasonable diligence within seventy-five (75) [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 18


      abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling Tenant to use and occupy the Leased Premises provided, moreover that if such damage is not fully repaired within seventy-five (75) days of the happening of the damage, Tenant may terminate this Lease upon ten (10) days notice;

      (iii) if the damage can be made good as aforesaid within seventy-five (75) days of the happening of such destruction or damage, and the damage is such that the Leased Premises are capable of being partially used for the purposes for which leased, until such damage has been repaired, rent and all other payments for which Tenant is liable hereunder shall abate in the proportion that the part of the Leased Premises rendered unfit for occupancy bears to the whole of the Leased Premises.

            In the event that the building is partially destroyed or damaged so as to affect fifty percent (50%) or more of the rentable area of the building containing the Leased Premises, or in the opinion of Landlord the building is rendered unsafe, and whether or not the Leased Premises are affected, and in the opinion of Landlord (which shall be given by written notice to Tenant within thirty (30) days of the happening of such destruction, cannot be repaired with reasonable diligence within seventy-five (75) days from the happening of such damage or destruction, Landlord may within five (5) days next succeeding the giving of Landlord's opinion as aforesaid, terminate this lease by giving to Tenant notice in writing of such termination, in which event the Term of this lease shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this lease shall be apportioned and paid in full to the date of such destruction or damage.

      Nothing herein contained shall oblige Landlord to repair or reconstruct any alterations, improvements, or the Property of Tenant.

25.   INSURANCE REQUIREMENTS

      [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 19


Premises or bring into or keep upon the premises any article which will affect the fire risk or increase the rate of fire insurance or other insurance on the building.

      Tenant shall comply with the rules and requirements of the Insurers' Advisory Organization of Canada or any successor body, and/or a loss prevention from or consultant chosen by Landlord's insurers, and with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the building, including policies insuring against tort or delictual liability.

      In no event shall any inflammable material, except for kinds and quantities required for ordinary office occupancy and permitted by the insurance policies covering the building, or any explosives or radio active material whatsoever, be taken into the Leased Premises or retained therein.

      Should the rate of any type of insurance on the building be increased by reason of any violation of this lease by Tenant; Tenant in addition to all other remedies of Landlord, shall pay the amount of such increase.

      Tenant shall take out and keep in force during the Term of this lease comprehensive general liability insurance in amounts and with policies in form reasonably satisfactory from time to time to Landlord and with insurers acceptable to Landlord, the comprehensive general liability insurance in no event to be for less than five million dollars ($5,000,000.00), inclusive limits and all risks insurance covering furniture, fixtures and improvements in an amount equal to the full replacement value thereof Tenant agrees to provide Landlord with copies of each insurance policy upon execution of said policies and at the latest fifteen (15) days prior to Tenant's occupancy of the Leased Premises. Each such policy shall contain a sixty (60) day cancellation clause and shall name Landlord as an additional insured as its interest may appear.

                                                                        I.C.N.N.
                                                                         Page 20


      Tenant will pay the amount of any increase in insurance premiums on the whole of the Property of which the Leased Premises form part, if such increased is caused by Tenant's operations in the Leased Premises.

      Tenant agrees that if Tenant fails to take out or to keep in force such insurance Landlord will have the right to do so and to pay the premium therefor and in such event Tenant shall repay to Landlord the amount paid as premium, which repayment shall be collectible as Additional Rental payable on the first day of the next month following the said payment of Landlord.

      Moreover Tenant shall take out and keep in force during the Term of this lease an environmental liability policy of a coverage of at least one million dollars ($1,000,000.00) and Landlord shall be added as an additional insured under said policy. Copy of said policy shall be provided to Landlord.

26.   CANCELLATION OF INSURANCE

      If any insurance policy on the Property or any part of it is cancelled or threatened by the insurer to be cancelled, or if the coverage under it is reduced by the insurer to an amount less than that which is required by section 25, because of the use of occupation any part of the Leased Premises by the Tenant or by any occupant of the Leased Premises, and if the Tenant fails to remedy the condition giving rise to the cancellation, threatened cancellation or reduction of coverage within ten (10) days after notice by Landlord, the Landlord may, either:

      (a) reenter and take possession of the Leased Premises immediately by leaving upon the Leased Premises a notice of its intention to do so upon which the Landlord will have the same rights and remedies that are available to him under this lease or in virtue of the general law; or

      (b) enter upon the Leased Premises and remedy the [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 21


of such costs and expenses representing the Landlord's overhead, which costs and expenses may be collected by the Landlord as Additional Rental and the Landlord will not be liable for any damage or injury caused to any property of the Tenant or others located on the Leased Premises as the result of the entry. Such an entry by the Landlord is not a reentry or a breach of any covenant for quiet enjoyment.

      Tenant covenants that nothing will be done or omitted to be done whereby any policy shall be cancelled or the Leased Premises rendered uninsurable.

27.   ASSIGNMENT BY LANDLORD

      The Landlord declares that it may assign its rights under this lease to a lending institution as collateral security for a loan to the Landlord and in the event that such an assignment is given and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord, it is expressly agreed between the Landlord and Tenant that this lease shall not be cancelled or modified for any reason whatsoever without the consent in writing of such lending institution whenever such consent is so required.

      Tenant hereby covenants and agrees that it will and whenever reasonably required by Landlord and at Landlord's expense, consent to and become a party to any instrument or instruments permitting a mortgage, trust deed or hypothec to be placed on the Property, or any part thereof of which the Leased Premises are a part as security for any indebtedness covered by the said trust deed, mortgage or hypothec in order to subordinate this lease to the said trust deed, mortgage or hypothec. However, no subordination by the Tenant shall have the effect of permitting the holder of any trust deed, hypothec or mortgage to disturb the Tenant's enjoyment of the Leased Premises as long as the Tenant shall comply with the covenants and agreements to be kept and performed by it under this lease.

      It is agreed and understood that in the event of any sale of the Property by Landlord, then Landlord shall automatically be relieved of any and all obligations and liabilities under this Lease accruing from and after the date of such sale, provided that the purchaser of the Property assumes all obligations of Landlord under this Lease.

27A.  DISTURBANCE AGREEMENTS, USE OF RENT AND TENANT FINANCING

      Landlord agrees (a) to use commercially reasonable efforts to obtain non-disturbance agreements from holders of any mortgages which may now or hereafter affect this Lease or the Property, which non-disturbance agreements shall provide that, in the event of foreclosure, such mortgage(s) shall abide by such leases and permit the Tenant to continue possession and quiet enjoyment of the Property, and (b) not to seek a modification of any mortgage or any other document that would result in the elimination of a non-disturbance provision or agreement then in existence. In the event that the Landlord is unable, prior to, May 31, 1997 to obtain each such non-disturbance agreement on terms reasonably satisfactory to the Tenant, the Landlord agrees to meet and confer with the Tenant as to the status of negotiations with the mortgagees and to discuss and pursue mutually agreeable procedures for obtaining such non-disturbance agreements.

      Landlord hereby covenants and agrees that unless and until Landlord has obtained for the benefit of Tenant a non-disturbance agreement from each holder of a mortgage which may now or hereafter affect this Lease or the Property, the Landlord shall apply all rent payments made by the Tenant under this Lease to the extent necessary to satisfy all monthly monetary obligations under the mortgages as they become due.

      The Landlord hereby agrees to provide any documents reasonably necessary for the Tenant to obtain any financing subsequent to the date hereof and/or in replacement of Tenant's financing existing as of the date hereof (each, a "Subsequent Financing" and each provider of financing thereunder, a "Subsequent Financier"). Without limiting the generality of the foregoing, Landlord agrees to enter, with respect to any Subsequent Financing, into an agreement in form and substance similar to the Intercreditor Agreement pursuant to which Landlord's hypothec, if any, shall be subordinate to the

                                                                        I.C.N.N.
                                                                         Page 22


execute and deliver promptly those instruments and certificates referred to in the Article entitled "Assignment by Landlord" which are requested by the Landlord. However, if ten (10) days after the date of request by the Landlord the Tenant has not executed and delivered them, the Tenant hereby irrevocably appoints the Landlord as the Tenant's attorney with full power and authority to execute and deliver in the name of the Tenant the instruments and certificates required or the Landlord may, at its sole option and discretion, terminate this lease upon giving Tenant a three (3) business day notice of its intent without incurring any liability.

[28.  SECTION MISSING]

29.   INDEMNIFICATION

      Except if caused directly by the negligence of the Landlord, its agents, employees, or representatives, or by any breach, violation or nonperformance by the Landlord of any covenant, term or provision hereof, the Landlord shall not be liable nor responsible in any way for an injury of any nature whatsoever that may be suffered or sustained by Tenant or any employee, agent or customer of the Tenant or any other person who may be upon the Leased Premises or for any loss or damage to and property belonging to the Tenant or to its employees or to any other person while such property is on the Leased Premises and in particular (but without limiting the generality of the foregoing) the Landlord shall not be liable for any damage or damages, of any nature whatsoever to any such property caused by the failure, by reason of a breakdown or other cause to supply adequate drainage, snow or ice removal or by reason of the interruption of any public utility or service or in the event of steam, water, rain or snow which may leak into, issue or flow from any part of the building or from the water, steam, sprinkler, or drainage pipes or plumbing works of the same, or from any other place or quarter or for any damage caused by anything done or omitted by any tenant, but the Landlord shall use all reasonable diligence to remedy such condition, failure or interruption of service when not directly or indirectly attributable to the Tenant, after notice of same, when it is within its power and obligation to do so.

                                                                        I.C.N.N.
                                                                         Page 23


      The Tenant shall indemnify and hold harmless the Landlord from and against all liability, claims, damages or expenses of any kind or nature due to or arising out of:

      (i) any breach, violation or nonperformance of any provision of this lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed; and/or

      (ii) any damage to the Property caused by the Tenant's use and occupancy of the Leased Premises; and/or

      (iii) any injury to person or persons including death, resulting at any time therefrom, occurring in or about the Leased Premises by reason of a breach or non-performance or of any wrongful act, neglect or fault on the part of the Tenant;

      (iv) any injury to person or persons including death, sickness and diseases resulting at any time therefrom, whether caused by a virus, bacteria or any substance brought upon the Leased Premises and manipulated by Tenant, its employees, agents or representatives and/or located on or about the Property; and/or

      (v) any injuries, damages or costs arising out of the occupancy of the Leased Premises in connection with any environmental impairment;

the whole save that the Tenant shall not be liable for the fault of the Landlord or persons for whom it is legally responsible. Such indemnification by the Tenant for any of the above items occurring during the Term of this lease shall survive the termination of this lease, anything in this lease to the contrary notwithstanding.

30.   CONDITION OF PREMISES

      The Tenant represents that the Leased Premises have been [TEXT MISSING]

                                                                        I.C.N.N.
                                                                         Page 24


representation or warranty, expressed or implied, in fact or by law, by the Landlord, and without recourse to the Landlord as to the nature, condition or usability thereof or as to the use or uses to which the Leased Premises or ny part thereof may be put.

31.   INTENTIONALLY DELETED

32.   OUTSIDE AREAS

      The Tenant shall not use any part of the exterior parking and loading areas or any other areas outside the Leased Premises for any purpose other than parking, shipping or receiving in the areas designated by the Landlord for same.

33.   PERMITS, ETC.

      The Tenant shall obtain all necessary permits and licenses required for the occupancy and carrying on of its business, the Landlord making no warranties whatsoever regarding zoning, permits and licenses, which may be required by the Tenant. Should the Tenant fail to obtain any required permit and/or license, it shall remain bound to perform its obligations under the present lease.

34.   HEATING

      Tenant shall suitably heat the Leased Premises at its own cost and expense.

35.   SIGNS & IDENTIFICATION

      The Tenant shall be entitled to install on the Leased Premises such signs as are normally installed in connection with its business, as well as identify itself on the exterior [TEXT MISSING?]

                                                                        I.C.N.N.
                                                                         Page 25


identification to form an integral part of this lease and provided further that Tenant obtains Landlord's consent which consent shall not be unreasonably withheld. Furthermore, the authorization to install a sign will be issued in exchange of a deposit equivalent to the estimated cost for the repair of the supporting building surface following the removal of the sign. Installation, if approved, will be at the sole expense of the Tenant. Following a sign installation which conforms to preceding authorization and with proof of municipal permit and in the case of electrified signs with CSA approval or the approval of other governing body, the Landlord will proceed with the inspection of the installed sign for final acceptance.

      All civic numbers are supplied and installed at Tenant's expense by the Landlord according to its standards. The Tenant's identification at the rear of the building is also supplied and installed by the Landlord at Tenant's expense according to Belcourt's standard # 20.11.87 attached to the Rules and Regulations in Schedule E.

      In the event that Tenant installs any sign without obtaining Landlord's prior approval, Tenant shall remove such sign upon receipt of Landlord's notice. If Tenant fails to remove such sign within twenty-four (24) hours of receipt of Landlord's notice, then Landlord shall have the right, at Tenant's expense, to remove such sign and to repair any damages caused by such removal and Tenant shall immediately pay for such costs, upon demand, said costs bearing the interest rate as provided for in the Article entitled "Failure of Tenant to Perform" of the present lease, the whole without further notice or any form of legal process.

36.   RIGHT OF ENTRY

      The Landlord shall have the right to exhibit the Property from time to time to any prospective mortgagee, purchaser or Tenant at all reasonable business hours.

      The Tenant hereby renounces to Article 1645 of the Civil Code of Lower Canada.

                                                                        I.C.N.N.
                                                                         Page 26


of reasonable dimensions and reasonably placed so as not to interfere with the business of Tenant, stating that the Leased Premises are for sale and for six
(6) months prior to the Termination Date of this lease Landlord shall have the right to place upon the Leased Premises a similar notice that the Leased Premises are for rent and Tenant will not remove such notice or knowingly permit same to be removed.

37.   DISTURBANCE

      Tenant shall not use the Leased Premises for any purpose, notwithstanding anything stated herein, which may cause noise, disturbance or noxious odours, to the discomfort of the other tenants and neighbours, and renounces to any claims he may have or acquire against the Landlord under Article 1636 of the Civil Code of the Province of Quebec.

38.   NOTICE AND DEMANDS

      Any notice or demand given by the Landlord to the Tenant shall be deemed to be duly given when served upon the Tenant personally, or when mailed (registered) to the Tenant at the address of the premises.

      The Tenant elects domicile at the Leased Premises for the purpose of service of all notices, writs of summons or other legal documents in any suit at law, action or proceeding which the Landlord may take under this lease.

      Any notice or demand given by the Tenant to the Landlord shall be deemed to be duly given when served upon the Landlord personally or when mailed (registered) to the Landlord at the address designated by the Landlord for purposes of payment of rent hereunder.

39.   RULES AND REGULATIONS

      There is a schedule of Rules and Regulations annexed hereto as Schedule "E" initialled by the parties for identification to form an integral part herein and the Tenant [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 27


reasonable rules and regulations not contrary to the spirit and intent of this lease as in its discretion may from time to time be needful for the safety, care, cleanliness and proper administration of the Property including the Leased Premises, and for the preservation of good order therein, and the same be observed and performed by the Tenant and by the clerks, servants, employees, agents and customers of the Tenant, and all such rules and regulations now or hereafter to be established by the Landlord as herein provided shall form part of this lease as if now set forth at length herein. Any default under the Rules and Regulations shall constitute a default hereunder.

      Furthermore, in the event that Tenant does not comply with the rules and regulations, Landlord shall have the right without notice, to enter the Leased Premises and execute any extra cleaning or work necessary to rectify Tenant's infraction, the cost of which shall be immediately payable by Tenant as Additional Rental upon Landlord's request. It is agreed and understood that the terms and conditions of this lease shall prevail over any of the terms of the Rules and Regulations.

40.   LANDLORD'S WORK

      The Landlord will deliver the Leased Premises to the Tenant in an "as is" condition.

41.   EXTRA WORK

      Should the Tenant require modifications which involve work other than work which Landlord has obliged itself to perform pursuant to the section of this lease entitled "Landlord's Work", the said work shall be deemed an extra at Tenant's cost.

      In the event Landlord agrees to execute the said extra work, it shall forward Tenant a written estimate indicating the cost of said extra work. Tenant shall have a delay of five (5) days upon receipt of said estimate to confirm, in [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 28

      (a) the date Tenant takes occupancy, or

      (b) the date Tenant signs the lease.

42.   COST OF REGISTRATION AND RADIATION

      The parties hereto undertake to execute a duplicate short form lease for the purposes of registration only, in conformity with the short form lease set out at Schedule "G". The parties agree that, except for the sole purpose of registration, the parties shall be exclusively governed by the terms of this Lease.

      In addition, Tenant shall, at its own cost, at the expiration of the Term radiate the registration of the lease from the Index of Immoveables.

      In the event the said registration is not radiated within thirty (30) days from the expiration of the Term, Tenant hereby irrevocably appoints the Landlord as the Tenant's attorney with full power and authority to execute in the name of the Tenant any documents and instruments required to effect the said radiation of the registration of the lease from the Index of Immoveables and Tenant further authorizes Landlord to deliver the said instruments and documents to the appropriate Registry Office for the purpose of effecting all the appropriate registrations and radiations. The cost of the preparation of said documents and instruments as well as the cost of registering said documents and instruments shall be borne by Tenant.

43.   WASTE OR GARBAGE

      The Tenant agrees that it will keep the Leased Premises and common areas and facilities (as defined in Schedule "D") adjacent thereto in a clean and tidy condition and will not permit waste paper, garbage, ashes, waste, debris or other objectionable material to accumulate thereon.

      Tenant shall arrange for removal and disposal of waste [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 29


44.   ODOURS, DUST OR NOISE

      The Tenant warrants that no noxious odours, dust or noise will emanate from the Leased Premises as a result of the operations conducted by the Tenant therein and Tenant further covenants that it will not cause or maintain any nuisance in, at or on the Leased Premises and/or the Property. Accordingly, the Tenant agrees that should such noxious odour, dust or noise conditions exist, it will, at its own expense, take such steps as may be necessary to rectify the same, provided further that if the Tenant shall fail to commence to do so within ten (10) days and complete the same within a reasonable time after notice is received by the Tenant from Landlord, without prejudice to its other rights and recourses.

45.   MANAGEMENT OF PROPERTY

      The Landlord shall have the right to have the Property managed by a property management corporation that it designates in writing from time to time.

46.   CUMULATIVE REMEDIES

      No reference to or exercise of any specific right or remedy by the Landlord shall preclude the Landlord from or [ILLEGIBLE]

                                                                        I.C.N.N.
                                                                         Page 30


47.   ACCORD AND SATISFACTION

      No payment by the Tenant or receipt by the Landlord of a lesser amount other than the monthly payment of Minimum Net Net Rental is to be construed as other than on account of the earliest stipulated Minimum Net Net Rental and/or Additional Rental nor is any endorsement or statement on any cheque or any letter accompanying any cheque or payment as rent to be considered in acknowledgement of full payment or an accord and satisfaction, and the Landlord may accept payment and cash cheques without prejudice to the Landlord's right to recover the balance of the rent or pursue its other remedies.

48.   WAIVER OF COMPENSATION

      The Tenant hereby waives and renounces any and all existing and future claims, offsets and compensation against any Minimum Net Net Rental and Additional Rental or other amounts due hereunder and agrees to pay such Minimum Net Net Rental and Additional Rental and other amounts regardless of any claim, offset or compensation which may be asserted by the Tenant or on its behalf.

49.   EXTENSIONS

      Provided the Leased Premises do not substantially change, the Landlord shall have the right at its option and from time to time during the Term to make extensions and/or additions and/or to add one or more additional floors or storeys onto all or part of the Property comprising the Leased Premises.

      In the event the Landlord exercises said option the Tenant agrees to permit the Landlord to install and/or extend and/or add all the required improvements including supports, beams, wiring, piping, stairways, elevators, ramps, vents, ducts, shafts and openings for view or light and the like and to close all borrowed lights and the windows and openings which may be required to be closed as a consequence of such construction, the whole without any claims for disturbance and/or inconveniences and the like which may be caused to the [TEXT MISSING]

                                                                        I.C.N.N.
                                                                         Page 31


any negligence of the Landlord, its employees or representatives. If the Tenant loses the use of any part of the Leased Premises during the making of such additions and/or extensions the Tenant shall be granted a proportionate reduction rent as compensation for loss of use (during the period and for the area of loss of use only). All of the foregoing without any other claims by the Tenant against the Landlord for damage and loss of use.

50.   WINDOW COVERINGS

      In order to preserve a more uniform and attractive appearance of the Property for the benefit of all the tenants, the Tenant herein binds and obliges itself to place vertical blinds for good air porosity, over all windows which are located in the front of the building or on any side of the building which faces a public street and where such windows are for other than office areas, such vertical blinds shall remain drawn at all times.

51.   ACCESS

      The Landlord shall have the right of access to the Leased Premises only during reasonable business hours except in an emergency, to perform such work as it chooses to do upon the Leased Premises, the Tenant renouncing any claim to any indemnity or reduction of rent provided the same be carried out with reasonable diligence, and provided such work does not interfere with Tenant's business.

52.   FLOOR LOADING

      Tenant shall not bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight or size might damage the Leased Premises and will not at any time overload the floors of the leased Premises and if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of Tenant or any of its servants, agents or employees or any person having business with Tenant, Tenant will forthwith pay [TEXT MISSING]

                                                                        I.C.N.N.
                                                                         Page 32


53.   PARKING

      Tenant shall be entitled to the use of any parking facilities of the Property.

      The Tenant acknowledges that the parking of its vehicle(s) in the parking facilities is at its own risk and peril and that the Landlord shall not be responsible for any damages or loss whatsoever, whether cause by theft, fire or any other cause including without limitation a failure of the entrance mechanism, to the Tenant's vehicle(s) or to any property found in Tenant's vehicles or for any injury to Tenant or others on/or in the immediate vicinity of the parking facilities and Tenant hereby releases Landlord of all liabilities of whatsoever nature with respect to the above.

54.   WAIVER OF RESPONSIBILITY

      Landlord and Tenant shall not be liable for failure or delays in performing any of their obligations hereunder, should such failure or delays be caused by fire or other casualty, war, disaster, riots, strikes, walk-outs, Acts of God, or other causes beyond Landlord's or Tenant's reasonable control.

55.   INTENTIONALLY DELETED

                                                                        I.C.N.N.
                                                                         Page 33


56.   BROKERAGE COMMISSION

      Landlord and Tenant warrant that no brokerage commission or fees are payable with respect to the present lease. Tenant shall indemnify and hold Landlord harmless from any and all claims from any brokers or agents claiming commissions or fees with respect to the present lease.

57.   CERTIFICATE OF INCORPORATION

      Tenant undertakes to remit to Landlord upon the signing of these presents a copy of its Certificate of Incorporation.

58.   SUCCESSORS AND ASSIGNS

      The lease binds and benefits the parties and their respective heirs, executives, administrators, successors and assigns as limited in this lease.

59.   DESCRIPTIVE HEADINGS

      The descriptive headings of this lease are inserted for convenience in reference for possible registration purposes only and do not constitute a part of this lease.

60.   INTERPRETATION

      This lease shall be construed and governed by the laws of the Province of Quebec. Should any of the provisions of this lease and/or its conditions be illegal or not enforceable under the laws of the Province of Quebec, it or they shall be considered severable and the lease and its conditions shall remain in force and be binding upon the parties as though the said provisions or conditions had never been included.

                                                                        I.C.N.N.
                                                                         Page 34


61.   ENTIRE AGREEMENT

No alteration, amendment, change or addition hereto will be binding upon Landlord unless made in writing. The parties agree that upon signature of this Lease, this Lease will supercede all other leases executed between the parties hereto in respect to these Leased Premises and shall be the only valid and binding lease between the parties.

62.   LANGUAGE

      The parties hereby confirm that they have requested that the present document be drafted in the English language. Les parties certifient qu'elles ont requis que les presentes soient redigees en langue anglaise.

      IN WITNESS WHEREOF THE LANDLORD HAS SIGNED AT ST. LAURENT, QUEBEC, THIS 7 DAY OF MARCH, 1997.

                                        2938201 CANADA INC.


                                        Per: /s/[ILLEGIBLE]
                                             -------------------


/s/[ILLEGIBLE]
----------------
Witness


/s/[ILLEGIBLE]
----------------
Witness

      IN WITNESS WHEREOF THE TENANT HAS SIGNED AT THIS 8TH DAY OF APRIL, 1997.

SPORT MASKA INC.

                                        Per: /s/[ILLEGIBLE]
                                             -------------------

                              S C H E D U L E "D"

                         MEASUREMENT OF LEASED PREMISES

      The Leased Premises are measured (i) from the furthest exterior face of the exterior walls, and the centre line of all interior walls separating the Leased Premises from adjoining leasable premises as designated by Landlord, and/or Common Areas, hereinafter defined, with no deduction for space occupied by projections, structures, or columns, structural or nonstructural where applicable; and (ii) by adding to the square footage obtained in (i) above, a number of square feet corresponding to a proportion of the Common Areas attributed to Tenant, which proportion is calculated as follows:

      The proportion comprised by the total Common Area expressed as a percentage of the total net Building area (total gross building area minus total Common Area) multiplied by the area of the Leased Premises as calculated in (i) above. For the purposes of these presents "Common Area" means:

      (a) those areas, facilities, utilities, and installations in the Property which, from time to time, are not designated or intended by the Landlord to be leased to tenants of the Property, and

      (b) those areas, facilities, and installations which serve or are for the benefit of the Property, whether or not located within, adjacent to, or near the Property and which are designated from time to time by the Landlord as part of the Common Areas of the Property. Common Areas include, without limitation, all areas, facilities, utilities, and installations which are provided or designated (and which may be changed form time to time) by the Landlord for the use or benefit of the tenants, their employees, customers and other persons permitted by the Landlord in common with others entitled to the use or benefit hereof in the manner for the purposes permitted by the lease.

                              S C H E D U L E "E"

                             RULES AND REGULATIONS

      1. The sidewalks, entries, passages and staircases shall not be obstructed or used by the Tenant, its agents or servants for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of the sidewalks, entries, corridors and passages not within the premises, washrooms, lavatories, air conditioning, closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, flues, stacks, pipe shafts, ducts and all parts of the building employed for the common benefit of the Tenants, and shall have the right to place such signs and appliances therein, as they may deem advisable, provided that ingress to and egress from the premises is not impaired thereby. Furthermore, nothing shall be thrown by the Tenant, the officers, clerks, or servants of the Tenant out of the windows or doors, or down the passage or lightwells of the building.

      2. The Landlord shall have the exclusive right to prescribe the weight and proper positions of metal safes or machinery as well as the right to prescribe the weight and position of any floor load. All damage done to the building or premises by moving or using heavy equipment of any description or furniture contrary to the Landlord's prescriptions shall be repaired at the expense of the Tenant. No such equipment or furniture shall be moved unless a time therefor has been arranged with and consented to by the Landlord.

      3. The Tenant shall not permit the introduction into the premises or the building of any machine or mechanical device of any nature whatsoever which may be liable to cause objectionable noise or vibration or be injurious to the premises or building.

      4. Canvassing, soliciting and peddling in the building are prohibited.

      5. Furniture, bulky articles and construction materials which the Tenant may require from time to time for the construction of internal partitions or for the purpose of [ILLEGIBLE] improvements shall be carried to the [TEXT MISSING]

I.C.N.N.
Schedule "E"
Page 2


building or the premises by the carrying of such furniture, bulky articles or construction materials to or from the premises shall be at the responsibility and cost of the Tenant.

      6. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as the Landlord shall require.

      7. If any apparatus used or installed by the Tenant requires a permit as a condition for its installation, the Tenant must file a copy of such permit with the Landlord.

      8. The Tenant shall give the Landlord prompt written notice of any accident to or defect in water or gas pipes, heating or sprinkler system in the demised premises, of which he is aware.

      9. The Tenant shall not permit or allow any employee or other person to conduct any business, enterprise of any kind in or from the premises other than that specifically provided for in the present lease.

      10. The Tenant shall not place any additional locks upon any doors of the premises or the building without the written consent of the Landlord.

      11. No animals or birds shall be brought or kept in or about the premises or the building.

      12. No auction sales shall be allowed in the premises of the building.

      13. The Tenant shall be responsible for the cleaning of any drapes and/or curtains that may be installed by the Tenant in the premises.

      14. The water closets and other water apparatus shall not be used for any purpose but those for which they are [TEXT MISSING]

I.C.N.N.
Schedule "E"
Page 3


      15. The Tenant will not do anything nor permit anything to be done on the Leased Premises or in the said building which may be injurious or annoying to the Landlord or to any person lawfully on the premises of the Landlord, or anything which the Landlord may reasonably deem to be a nuisance, or which may be calculated to damage the business or reputation of the Landlord, or the satisfactory operation of the building, and the Tenant shall not do or permit anything to be done in or upon the Leased Premises or the building which will in any way obstruct or interfere with the rights of any tenants or persons having business with them, or permit any employees to smoke or congregate in the halls of the said building, or do or permit anything to be done or bring or keep anything upon the Leased Premises or in said building which will, in any way, increase the risk of fire, and/or the rate of fire insurance on the building or any part thereof or on any property kept therein, or conflict with the laws relating to fires or with the regulations of the Fire department and/or the Health Department, or with any of the Rules, Regulations, By-Laws and/or Ordinances of the City where the Property is located and/or the Fire Underwriters and/or of any other lawful authority.

      16. The Tenant shall not be permitted to use or keep in the said building any coal oil, gasoline, burning fluid, or other inflammable, explosive or illuminating material, except such as are permitted by the Fire Underwriters' Association.

      17. The Tenant, when closing the premises, during the day or evening, shall have all windows closed, to avoid possible damage from fire, storms, rain or freezing, and will not shut off the radiators when the premises are locked.

      18. Front Signage

      The Tenant may identify his business with a front sign in accordance with the following criterias:

      (a) Letter: individual to the Tenant's style.
      (b) Height: 24"

I.C.N.N.
Schedule "E"
Page 4


      (c)   Permitted materials  -  plastic, composite or solid.
                                 -  rustproof metal, composite or solid.
      (d)   Lighting (optional)  -  integrated
                                 -  halo-lit (back-lighting)
      (e)   Lighting control     -  dedicated circuit
                                 -  photo-cell switch, timer switch or manual
                                    switch

      Before the installation of any signage, the Tenant must obtain the written approval of the Landlord. A request for approval must be accompanied by the following information:

      (a)   Elevation plan indicating the proposed sign - (Scale - 3/8" = 1').
      (b)   Sign dimensions: height, length, thickness, and distance from wall.
      (c)   Construction and installation details.
      (d)   Material and finish specifications.
      (e)   Colour specifications.
      (f)   Lighting specifications: amperage and voltage.
      (g)   Name of designer and of fabrication and installation contractors.
      (h)   Request for Municipal permit.
      (i) Any other additional information that the Landlord may require to study a particular sign request.

      19.   Facade and secondary windows

      (a) It is strictly forbidden to affix posters or other signs in the windows.
      (b)   All front windows must have off-white vertical blinds.
      (c) Adjustment of vertical blinds of front windows of storage space must be half closed.
      (d) All windows, including secondary windows, must be washed at least twice a year on both the interior and exterior faces.

I.C.N.N.
Schedule "E"
Page 5


      20.   Miscellaneous signage

      Miscellaneous traffic and "no parking" signs are supplied and installed by the Landlord.

      21.   Garbage container

      (a) The Tenant must provide the garbage container which best satisfies its business activity so that the size and water tightness retain all garbage without affecting the environment.

      (b) The Tenant must assure that the container is neatly located on the designated area and that the lids are kept closed.

      22.   Exterior storage

      (a) lt is strictly forbidden to store anything outside the building, even on a temporary basis.

      (b) Used boxes, palettes must be kept inside the building until collected for disposal.

      23.   Special installations

      (a) It is forbidden to modify any architectural elements of the building without the Landlord's approval.

      (b) It is forbidden to install outside the building, any type of equipment, tank, etc..., without the approval of the Landlord.

      (c) Any request for the approval of a special installation must be submitted in writing along with the technical drawings or pertinent data which can easily identify the specific nature of the installation.

I.C.N.N.
Schedule "E"
Page 6


      Following completion of a special installation which conforms to preceding authorization, the Landlord will proceed with the inspection of the installation for final acceptance.

                                  SCHEDULE "F"

      MEMORANDUM OF AGREEMENT OF HYPOTHEC ON UNIVERSALITY OF MOVEABLE PROPERTY.

BY AND BETWEEN:   2938201 CANADA INC., a body politic and corporate, duly
                  incorporated, having its head office and principal place of business in Montreal, Quebec herein acting and represented by Michael Zunenshine its duly authorized representative,

                  (hereinafter the "Landlord")

AND: SPORT MASKA INC., a body politic and corporate, duly incorporated, having its head office and principal place of business in Montreal, Quebec, herein acting through and represented by Russell J. David, its Vice President-Finance hereunto duly authorized as he so declares,

                  (hereinafter called "Tenant")

                  WHEREAS the Landlord and Tenant have entered into a lease for those certain premises located at 6375 Picard Street, St. Hyacinthe, Quebec (the "Premises") signed by the Landlord on the 7 day of April 1997, signed by the Tenant on the 8 day of April 1997 (the "Lease");

            WHEREAS the Tenant has agreed to grant the Landlord security on its moveable property as security for the full and due performance of all its obligations under the Lease including, without limitation, the payment of all rentals and additional rentals;

      WHEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1.    PREAMBLE

      The preamble hereto shall form part hereof as though fully recited at length herein.

2.    HYPOTHEC

      In order to guarantee the full and proper performance of all of the obligations to be performed by the Tenant under the Lease, including, without limitation, the payment of all rent, additional rental and any other sums payable by the Tenant under the Lease, the Tenant hereby grants to the Landlord a hypothec in favour of the Landlord in the amount of eight million five hundred twenty-four thousand seven hundred forty-five dollars and sixty-four cents ($8,524,745.64), on the moveable property of the Tenant, both present and future, and constituting the universality or universalities hereinafter described, including all property of the same nature acquired as replacements for the said properties:

      Description

      (a) the universality of all moveable improvements, equipment, [ILLEGIBLE]

                                                           Schedule "F" to Lease
                                                      Moveable Hypothec - Page 2


            insurance contracts or policies pertaining to or covering such moveables; and

      (b)   intentionally deleted

      (c) all of Tenant's right, title and interest in, to and under the Lease and in and to the Premises.

      The hypothec constituted herein is not and shall not be construed as being an open or floating hypothec pursuant to the provisions of the Civil Code of Quebec.

3.    COSTS AND FEES

      The Tenant shall pay the costs and fees of the publication of the hypothec created hereby and the out of pocket costs of the Landlord with regard to the renewal, notice, hypothecation, renunciation, quittance or mainlevee with respect thereto.

4.    REPRESENTATIONS OF THE TENANT

      The Tenant hereby agrees that it shall not, outside the ordinary course of business, sell, transfer or alienate all or substantially all of the property hypothecated herein without the prior written consent of the Landlord, which consent will not unreasonably be withheld.

      In the event of a transfer or alienation of the property to which the Landlord has granted its consent, the Tenant shall formally advise the Landlord by way of a written notice containing the name of the vendor and the purchaser and a description of the property sold. This notice must be accompanied by a copy of all deeds and documents relating to the sale, transfer or alienation of property, together with a certified copy of the inscription of a notice of conservation of the hypothec under the name of the purchaser with proof of transmission of such notice to the purchaser. In addition to the foregoing, it shall be required that any purchaser shall be required to assume, solidarily with the Tenant, all of the obligations of the Tenant contained in the Lease.

5.    LEASE OF PROPERTY HYPOTHECATED

      The Tenant shall not, without the prior written consent of the Landlord, lease the property hypothecated in whole or in part.

5.    MOVEMENT OF PROPERTY HYPOTHECATED

      The Tenant shall not, without the prior written consent of the Landlord, change the location of the property hypothecated unless such change is made, in the ordinary course of the enterprise of the Tenant.

7.    INTENTIONALLY DELETED

8.    ADDITIONAL HYPOTHEC

      If the Landlord should so require, the Tenant hereby obliges itself to [ILLEGIBLE]

                                                           Schedule "F" to Lease
                                                      Moveable Hypothec - Page 3


9.    ENTERPRISE

      The Tenant hereby expressly obliges itself for the duration of the present agreement to continue to exploit its enterprise in the ordinary course of business and not to do anything which would have as its object the cessation of the activities of the enterprise or the liquidation of its property.

      The Tenant shall administer and operate its enterprise in a proper and efficient manner and shall respect all the standards of financing agreed to with the Landlord.

10.   DEFAULTS

      The Tenant shall be in default under the terms of these presents where:

      (a) the Tenant has defaulted in the performance of its obligations contained in the present Agreement;

      (b) there has been an Event of Default under the Lease, including the non-payment of Basic Rent, Additional Rent and any other sums which may be due by the Tenant to the Landlord under the Lease;

      (c) any steps are taken or any action or proceedings are instituted by any person for the dissolution, winding-up or liquidation of the Tenant or its assets and Tenant is not diligently proceeding to have same dismissed;

      (d) the Tenant has made a material representation herein or in the Lease which proves untrue or incomplete.

      In the Event of Default, the Landlord shall have the right under reserve of all other rights and recourses herein contained or by law;

      (a) to require the immediate payment of the full amount of any sums which may be due or become due under the Lease in capital, interest, costs and accessories;

      (b) to demand the execution of any obligation not respected by the Tenant;

      (c) to exercise all hypothecary recourses which may be conferred upon it by law.

11.   TIME OF ESSENCE

      Time shall be the essence of this Agreement and every part hereof.

12.   PROPER LAW

      This Agreement shall be construed in accordance with the laws of the Province of Quebec.

13.   SEVERABILITY

      The invalidity of any provision of this Agreement or any covenant herein contained on the part of any party hereto shall not affect the validity of any other provision or covenant hereof or herein contained.

                                                           Schedule "F" to Lease
                                                      Moveable Hypothec - Page 4


15.   NOTICE

      Any notice or any communication required or permitted to be given to any party pursuant to any of the provisions of this Agreement shall be sufficiently given if such notice or other communication is in writing and is delivered to such party personally, or mailed by registered mail, postage prepaid, addressed to such party as follows:

      TO Landlord:      6500 Trans Canada Highway
                        Suite 210
                        St. Laurent, Quebec H4T 1X4

      TO THE Tenant:    At the Premises, any other place of business of the
                        Tenant or to any principal, officer or director of the Tenant or to such other address of such party as any of them may from time to time notify the other parties in the manner hereinbefore provided, and any such notice, or other communications shall be deemed to have been received by any such party when delivered to it or to him, or if mailed as aforesaid, on the fifth (5th) business day following the date of mailing. In the event of an interruption or slow down in the postal system, all notices shall be delivered.

16.   LANGUAGE

      The parties hereby confirm that they have requested that the present document be drafted in the English language. Les parties confirment par les presentes qu'elles on demande que le present document soit redige dans la langue anglaise.

      IN WITNESS WHEREOF THE LANDLORD HAS SIGNED AT ON THIS 7 DAY OF MARCH,
1997.

            2938201 CANADA INC.


            Per: /s/ [ILLEGIBLE]
                 --------------------


/s/[ILLEGIBLE]
----------------
Witness


/s/[ILLEGIBLE]
----------------
Witness

      IN WITNESS WHEREOF THE TENANT HAS SIGNED AT ON THIS 8TH DAY OF APRIL,
1997.

            SPORT MASKA INC.


            Per: /s/ [ILLEGIBLE]
                 --------------------


/s/[ILLEGIBLE]
----------------
Witness


/s/[ILLEGIBLE]
----------------
Witness

                                                                      Schedule G

                                 DEED OF LEASE

LEASE entered into as of __ day of April, nineteen hundred and ninety-seven
(1997)

BETWEEN: 2938201 Canada, Inc., a body politic and corporate, duly incorporated, having its head office and principal place of business in Montreal, Quebec, herein acting and represented by _______, its duly authorized representative (hereinafter called the "Landlord")

AND: Sport Maska Inc., a body politic and corporate, duly incorporated, having its head office and principal place of business in Montreal, Quebec, herein acting through and represented by Russell J. David, its Vice President-finance hereunto duly authorized as he so declares (hereinafter called the "Tenant")

1.    DESCRIPTION OF THE PREMISES

      Landlord, in consideration of the rents, covenants and agreements herein contained on the part of Tenant to be paid, kept and performed, does hereby lease to Tenant and Tenant does hereby hire and take from Landlord that certain one hundred and eighty thousand (180,000) square feet, being the building (hereinafter referred to as the "Leased Premises") bearing civic number 6375 Picard Street, St. Hyacinthe, Quebec, which building is erected upon that certain parcel of land more specifically described as comprising subdivision One of Lot One Thousand Two Hundred (1200-1), subdivision Two of Lot One Thousand Two Hundred One (1201-2), subdivision Six of Lot one Thousand Two Hundred and Two (1202-6), subdivision Nine of Lot One Thousand Two Hundred and Fourteen (1214-9), subdivision Five of Lot One Thousand Two Hundred and Fifteen (1215-5) and subdivision Five of Lot One Thousand Two Hundred and Sixteen (1216-5) of the Official Plan and Book of Reference of the Parish of St. Hyacinthe, the said building and land hereinafter referred to as the "Premises".

2.    MODE OF ACQUISITION

      [TO BE COMPLETED BY LANDLORD]

3.    CHARACTERIZATION OF RIGHT

      A lease of a non-residential immoveable.

4.    TERM OF LEASE

      The term of this lease shall commence on April , 1997 and shall expire at 11:59 p.m. on January 31, 2005, unless the said term shall sooner be terminated under the provisions hereof.

5.    EXTENT OF RIGHT

      USE OF PREMISES

      The Premises hereby leased shall be used and occupied by Tenant solely for offices, warehousing, manufacturing and distribution.

GOVERNING LAW

The present lease shall be construed and governed by the laws of the Province of Quebec.

Executed in Montreal, as of the __ day of April, 1997.

                                        2938201
                                        CANADA, INC.


                                        Per:
-----------------------                     ---------------------------------
Witness                                       (authorized corporate officer)

Executed in New York, New York, U.S.A., as of the __ day of April, 1997.


                                        SPORT MASKA, INC.

                                        Per:
-----------------------                     ---------------------------------
Witness                                       Russell J. David
                                              Vice President - Finance


                                       -2-